UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): 6/22/2026

LEMONADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39367	32-0469673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Crosby Street, 3rd Floor
New York, NY 10013
(Address of principal executive offices) (Zip Code)
(844) 733-8666
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LMND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2026, Lemonade, Inc. (the "Company") and Hannover Re (Ireland) DAC ("Hannover"), entered into a New Business Financing Agreement (the “Agreement”) under which Hannover will provide up to $250 million of outstanding capital related to the financing of the Company’s sales and marketing growth efforts ("Growth Spend") from January 1, 2027 ("Funding Begin Date") through December 31, 2028, subject to a maximum outstanding capital amount of $150 million from Funding Begin Date through December 31, 2027, and up to $250 million at any time during the period from January 1, 2028 through December 31, 2028. Unless otherwise specified, capitalized terms used but not defined herein have the meanings given to them in the Agreement.

Under the Agreement, subject to certain terms and conditions, at the start of each monthly Growth Period, Hannover shall provide financing of the Company's Growth Spend of up to 80% but not to exceed $20 million per Reference Cohort. During each monthly Growth Period, the Company will repay each amount previously financed based on a specific percentage of premiums collected for assigned customer cohorts associated with the funded Growth Spend ("Reference Premium"), which includes the Funding Amount plus a rate of return in accordance with the Counterparty Cap Amount, defined as the sum of (a) the greater of (i) 0% or (ii) the three-year U.S. Treasury Bill rate, plus (b) 5.8%. Once fully repaid, the Company will retain all future Reference Premium related to each Reference Cohort. The Agreement also includes certain financial covenants, cancellation and commitment termination provisions.

The Agreement contains standard customary representations, warranties and covenants by the parties, and will continue to be in effect unless terminated by either party pursuant to its terms. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMONADE, INC.

Date: June 24, 2026	By:	/s/ Daniel Schreiber
Daniel Schreiber
Chief Executive Officer